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                                                                   EXHIBIT 10.47

                [JOHN ALDEN FINANCIAL CORPORATION LETTERHEAD]


February 28, 1997


Glendon E. Johnson
John Alden Financial Corporation
7300 Corporate Center Drive
Miami, Florida 33126


RE:     AMENDMENT OF EMPLOYMENT AGREEMENT

Dear Mr. Johnson:

        The undersigned hereby agree that the term of the Employment Agreement dated as of October 2, 1992 between John Alden Financial Corporation and you, is hereby extended until December 31, 1997, by amending, effective as of December 30, 1996, the reference in such paragraph 4 to "December 31, 1996" to read "December 31, 1997".

        If you are in agreement with this amendment, please execute and return a copy of this letter agreement, whereupon the Employment Agreement will be amended, effective as of December 30, 1996.




                                             EMPLOYER:
                                             ---------
                                             JOHN ALDEN FINANCIAL CORPORATION

                                               /s/  SCOTT L. STANTON
                                             ---------------------------------


EXECUTIVE:
----------
GLENDON E. JOHNSON


/s/ GLENDON E. JOHNSON
-----------------------